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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 January 4, 2001


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                         0-21736               84-1158484
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



240 Main Street
Post Office Box 21
Black Hawk, Colorado                                                 80422
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (303) 582-1117


                                    No Change
       ------------------------------------------------------------------
       Former name or former address if changed since date of last filing



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Item 2. Acquisition or Disposition of Assets.

         On January 4, 2001, the registrant, through its wholly owned subsidiary Gold Dust West Casino, Inc. ("GDWC"), closed its acquisition of the assets and business of the Gold Dust Motel, Inc. (an unaffiliated party) on the terms and conditions set forth in the Asset Purchase Agreement dated January 7, 2000 and filed under the registrant's Report on Form 8-K on January 20, 2000. The assets and business acquired are referred to as the Gold Dust West Casino which is a gaming casino located in Reno, Nevada.

         The Gold Dust West Casino is located a few blocks west of Reno's downtown gaming district on approximately 4.6 acres. The casino has been successful in catering to the "locals" market for the past 22 years and has about 17,500 square feet of gaming space, currently accommodating 500 slot machines. The Gold Dust West Casino also offers the Wildwood Restaurant, a 6,600 square foot dining facility and 106 motel rooms. The property is included within the Central Downtown Gaming District corridor.

         The registrant, GDWC, and certain of their affiliates received gaming license approval from the Nevada Gaming Commission after a hearing on December 20, 2000.

         The purchase price of $26.5 million was financed under the registrant's credit facility with a bank syndicate led by Wells Fargo Bank, N.A. A copy of the registrant's First Amendment to its existing Credit Agreement (previously filed on April 20, 1999) is filed herewith as Exhibit 01-10.1.



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Item 7. Financial Statements and Exhibits.

(a)(b) Financial Statements. The financial statements and pro forma financial statements required under these subsections will be filed on or before March 20, 2001.

(c)      Exhibits. The following exhibit is filed herewith:

         Number                    Description

         01-10.1           First Amendment to Credit Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BLACK HAWK GAMING &
                                       DEVELOPMENT COMPANY, INC.



                                       By: /s/ Stephen R. Roark
                                          ---------------------------
                                          Stephen R. Roark, President

Date: January 10, 2001



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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER          DESCRIPTION
         ------          -----------
          10.1           First Amendment to Credit Agreement